UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23905

MAINSTAY MACKAY MUNICIPAL

INCOME OPPORTUNITIES FUND

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR

Item 1.	Reports to Stockholders.

MainStay MacKay Municipal Income Opportunities Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2024
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to www.fundreports.com.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite a generally positive environment for municipal bonds during the brief reporting period from the inception of MainStay MacKay Municipal Income Opportunities Fund on March 25, 2024, through April 30, 2024, the market dipped amid short-term volatility.
Prices of municipal bonds, or, indeed, any investable security, are always subject to short-term fluctuations driven by a variety of forces, ranging from technical factors and seasonal trends to market sentiment and monetary policy. More broadly, however, the municipal bond market has trended higher thus far in 2024, bolstered by several positive developments, including moderating inflation, a more dovish stance by the U.S. Federal Reserve, attractive yields, favorable supply and demand dynamics, the strong financial health of most state and local governments, and increasing investor interest in tax-exempt income.
At New York Life Investments, we focus on the long term, both in our investment horizon and in our lasting commitment to serving our clients. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Certain material in this report may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results or events related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and the Fund undertakes no obligation to update the views expressed herein.

Fund Performance and  Statistics (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are repurchased, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share repurchases. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Cumulative Total Returns for the Period-Ended April 30, 2024
Class	Sales Charge		Inception Date	Since Inception[1]	Gross Expense Ratio[2]
Class A1 Shares	Maximum 3.00% Initial Sales Charge	With sales charges	3/25/2024	-3.52%	3.82%
		Excluding sales charges		-0.54	3.82
Class A2 Shares	No Sales Charge		3/25/2024	-0.54	3.82
Class A3 Shares	No Sales Charge		3/25/2024	-0.56	4.07
Class I Shares	No Sales Charge		3/25/2024	-0.49	3.32

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

Benchmark Performance*	Since Inception[1]
Bloomberg Municipal Bond Index[2]	-1.41%
Muni Income Composite Index[3]	-1.24

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Muni Income Composite Index consists of the Bloomberg Municipal Bond Index and the Bloomberg High Yield Municipal Bond Index weighted 80%/20% respectively.
6	MainStay MacKay Municipal Income Opportunities Fund

Portfolio Composition as of April 30, 2024 (Unaudited)
New York	14.9%
Illinois	14.6
Texas	7.3
Florida	7.0
Kentucky	6.8
California	5.5
Puerto Rico	5.4
Wisconsin	4.5
Colorado	4.3
Nevada	3.9
Pennsylvania	3.8
Alabama	3.6
Mississippi	2.6
Oregon	2.2
Utah	2.0%
Guam	2.0
Virginia	2.0
Michigan	1.9
Maine	1.9
Rhode Island	1.9
Ohio	1.8
Massachusetts	1.5
Multi–State	1.1
Short–Term Investment	0.1
Other Assets, Less Liabilities	–2.6
100.0%
See Portfolio of Investments beginning on page 8 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2024 (excluding short-term investments) (Unaudited)
1.	Pennsylvania Higher Education Assistance Agency, 4.125%-5.00%, due 6/1/45–6/1/51
2.	City of Chicago, 3.29%-5.00%, due 12/1/30–1/1/39
3.	City of Stockton Community Facilities District No. 2018-2, 5.00%, due 9/1/44–9/1/54
4.	Kentucky Economic Development Finance Authority, 5.00%, due 6/1/41
5.	Mississippi Business Finance Corp., 4.10%, due 7/1/25
6.	Commonwealth of Puerto Rico, (zero coupon)-4.00%, due 11/1/43–11/1/51
7.	Public Finance Authority, 5.00%, due 1/1/55
8.	Sales Tax Securitization Corp., 2.325%, due 1/1/25
9.	Colorado Bridge & Tunnel Enterprise, 5.50%, due 12/1/54
10.	TSASC, Inc., 5.00%, due 6/1/48

Credit Quality as of April 30, 2024^ (Unaudited)
^ As a percentage of total investments.
Ratings apply to the underlying portfolio of bonds held by the Fund and are rated by an independent rating agency, such as Standard & Poor’s (“S&P”), Moody’s Investors Service, Inc. and/or Fitch Ratings, Inc. If the ratings provided by the ratings agencies differ, the higher rating will be utilized. If only one rating is provided, the available rating will be utilized. Securities that are unrated by the rating agencies are reflected as such in the breakdown. Unrated securities do not necessarily indicate low quality. S&P rates borrowers on a scale from AAA to D. AAA through BBB- represent investment grade, while BB+ through D represent non-investment grade.

Portfolio of Investments April 30, 2024†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 93.0%
Long-Term Municipal Bonds 89.0%
Alabama 2.2%
Black Belt Energy Gas District, Gas Project, Revenue Bonds
Series A
5.25%, due 5/1/55 (a)	$ 1,000,000	$ 1,071,230
California 5.5%
California Statewide Communities Development Authority, Loma Linda University Medical Center Obligated Group, Revenue Bonds
Series A
5.50%, due 12/1/54	355,000	356,103
City of Stockton Community Facilities District No. 2018-2, Improvement Area 3, Special Tax
5.00%, due 9/1/44	380,000	378,894
5.00%, due 9/1/49	525,000	515,932
5.00%, due 9/1/54	625,000	612,294
Lake Elsinore Unified School District, Community Facilities District No. 2006-2, Area C, Special Tax
4.00%, due 9/1/50	1,000,000	867,433
		2,730,656
Colorado 4.3%
Colorado Bridge & Tunnel Enterprise, Revenue Bonds
Series A, Insured: AGM
5.50%, due 12/1/54	1,000,000	1,113,494
Prairie Center Metropolitan District No. 3, Limited General Obligation
Series B
5.875%, due 12/15/46	1,000,000	1,050,000
		2,163,494
Florida 7.0%
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.75%, due 9/1/54	1,000,000	1,106,900
Reunion East Community Development District, Series 2021 Project, Special Assessment
2.85%, due 5/1/31	500,000	445,934
	Principal Amount	Value

Florida (continued)
Saltleaf Community Development District, Series 2024 Assessments, Special Assessment
6.00%, due 5/1/56	$ 1,000,000	$ 977,854
West Villages Improvement District, Unit of Development No. 10 Assessment Area One, Special Assessment
5.625%, due 5/1/54	1,000,000	969,726
		3,500,414
Guam 2.0%
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
Series A
5.00%, due 1/1/50	1,000,000	1,019,509
Illinois 10.2%
Chicago Board of Education, Dedicated Capital Improvement, Unlimited General Obligation
Series B
7.00%, due 12/1/42 (b)	1,000,000	1,083,495
Chicago Midway International Airport, Revenue Bonds, Senior Lien
Series A, Insured: BAM
5.50%, due 1/1/53 (c)	1,000,000	1,071,588
City of Chicago, Lakeshore East Special Assessment Area, Special Assessment (b)
3.29%, due 12/1/30	325,000	298,042
3.45%, due 12/1/32	275,000	250,740
City of Chicago, Wastewater Transmission, Revenue Bonds, Second Lien
Series C
5.00%, due 1/1/39	1,200,000	1,201,840
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series B
2.325%, due 1/1/25	1,180,000	1,155,665
		5,061,370
Kentucky 6.8%
Kentucky Economic Development Finance Authority, Owensboro Health, Revenue Bonds
Series A
5.00%, due 6/1/41	1,315,000	1,321,338

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
8	MainStay MacKay Municipal Income Opportunities Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Kentucky Public Energy Authority, Revenue Bonds
Series C-1
4.00%, due 12/1/49 (a)	$ 1,000,000	$ 999,848
Louisville/Jefferson County Metropolitan Government, UofL Health Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 5/15/47	1,000,000	1,049,489
		3,370,675
Maine 1.9%
Maine State Housing Authority, Revenue Bonds
Series B-2, Insured: HUD Sector 8
4.625%, due 11/15/48	925,000	928,877
Michigan 1.9%
Michigan Finance Authority, Provident Group - HFH Energy LLC, Revenue Bonds
4.375%, due 2/28/54	1,000,000	957,503
Nevada 3.9%
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	1,000,000	939,890
Tahoe-Douglas Visitors Authority, Revenue Bonds
5.00%, due 7/1/51	1,000,000	984,957
		1,924,847
New York 12.4%
City of New York, Unlimited General Obligation
Series D
5.25%, due 4/1/54	1,000,000	1,083,342
Metropolitan Transportation Authority, Revenue Bonds
Series A
5.50%, due 11/15/47	1,000,000	1,104,535
New York Liberty Development Corp., Revenue Bonds
Series A
2.50%, due 11/15/36	1,000,000	821,875
	Principal Amount	Value

New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds
Series 183
4.00%, due 12/15/38	$ 1,000,000	$ 981,579
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series B
5.00%, due 6/1/48	1,250,000	1,112,145
Westchester County Local Development Corp., Obligated Group, Revenue Bonds
Insured: AGM
5.00%, due 11/1/47	1,000,000	1,058,601
		6,162,077
Ohio 1.8%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series B-2
5.00%, due 6/1/55	1,000,000	906,622
Oregon 2.2%
Port of Portland, Airport, Revenue Bonds
Series 29
5.50%, due 7/1/53 (c)	1,000,000	1,072,611
Pennsylvania 3.8%
Pennsylvania Higher Education Assistance Agency, Revenue Bonds, Senior Lien
Series 1A
4.125%, due 6/1/45 (c)	1,000,000	962,588
Pennsylvania Higher Education Assistance Agency, Revenue Bonds
Series 1C
5.00%, due 6/1/51 (c)	1,000,000	953,997
		1,916,585
Puerto Rico 5.4%
Commonwealth of Puerto Rico
(zero coupon), due 11/1/43	887,738	529,314
(zero coupon), due 11/1/51	1,119,701	673,220
Commonwealth of Puerto Rico, Unlimited General Obligation
Series A-1
4.00%, due 7/1/46	83,000	74,837
GDB Debt Recovery Authority of Puerto Rico, Revenue Bonds
7.50%, due 8/20/40	451,000	435,215
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds
Series UU, Insured: AGM
5.00%, due 7/1/24	$ 110,000	$ 110,003
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1
(zero coupon), due 7/1/46	1,805,000	566,003
Series A-2
4.329%, due 7/1/40	35,000	34,277
Series A-1
5.00%, due 7/1/58	289,000	289,034
		2,711,903
Rhode Island 1.9%
Rhode Island Student Loan Authority, Revenue Bonds, Senior Lien
Series A
4.125%, due 12/1/43 (c)	1,000,000	942,539
Texas 7.3%
City of Houston, Airport System, Revenue Bonds, Sub. Lien
Series A, Insured: AGM
5.25%, due 7/1/43 (c)	1,000,000	1,078,967
Love Field Airport Modernization Corp., Revenue Bonds
Insured: AGM
4.00%, due 11/1/40 (c)	1,000,000	970,658
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Inc. Project, Revenue Bonds
5.00%, due 11/15/46	500,000	472,355
Series B
5.00%, due 11/15/46	50,000	46,927
Texas Private Activity Bond Surface Transportation Corp., North Tarrant Express Managed Lanes Project, Revenue Bonds, Senior Lien
5.50%, due 12/31/58 (c)	1,000,000	1,073,352
		3,642,259
Utah 2.0%
City of Salt Lake City, Airport, Revenue Bonds
Series A
5.00%, due 7/1/47 (c)	1,000,000	1,007,380
	Principal Amount	Value

Virginia 2.0%
Toll Road Investors Partnership II LP
Series A, Insured: AGM
7.125%, due 2/15/35 (b)	$ 1,000,000	$ 972,301
Wisconsin 4.5%
Public Finance Authority, Wonderful Foundations Charter School, Revenue Bonds
Series A-1
5.00%, due 1/1/55 (b)	1,500,000	1,240,046
Wisconsin Housing & Economic Development Authority, Home Ownership, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.375%, due 9/1/44	1,000,000	975,915
		2,215,961
Total Long-Term Municipal Bonds (Cost $44,725,201)		44,278,813
Short-Term Municipal Notes 4.0%
Alabama 1.4%
Columbia Industrial Development Board, Alabama Power Co., Revenue Bonds
Series A
4.15%, due 12/1/37 (d)	700,000	700,000
Mississippi 2.6%
Mississippi Business Finance Corp., Mississippi Power Co., Revenue Bonds
4.10%, due 7/1/25 (c)(d)	1,300,000	1,300,000
Total Short-Term Municipal Notes (Cost $2,000,000)		2,000,000
Total Municipal Bonds (Cost $46,725,201)		46,278,813

	Shares
Closed-End Funds 9.5%
Illinois 4.4%
Nuveen AMT-Free Quality Municipal Income Fund	75,000	798,000
Nuveen California Quality Municipal Income Fund	75,000	807,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay Municipal Income Opportunities Fund

	Shares	Value
Closed-End Funds (continued)
Illinois (continued)
Nuveen Quality Municipal Income Fund	52,133	$ 569,814
		2,175,564
Massachusetts 1.5%
BlackRock Municipal Income Fund, Inc.	32,847	377,740
Eaton Vance Municipal Bond Fund	35,891	356,757
		734,497
Multi-State 1.1%
BlackRock MuniHoldings Fund, Inc.	48,977	560,786
New York 2.5%
BlackRock Municipal Income Trust	35,050	347,696
Nuveen AMT-Free Municipal Credit Income Fund	76,616	884,915
		1,232,611
Total Closed-End Funds (Cost $4,879,972)		4,703,458
Short-Term Investment 0.1%
Unaffiliated Investment Company 0.1%
BlackRock Liquidity Funds MuniCash, 3.427% (e)	39,036	39,040
Total Short-Term Investment (Cost $39,040)		39,040
Total Investments (Cost $51,644,213)	102.6%	51,021,311
Other Assets, Less Liabilities	(2.6)	(1,280,554)
Net Assets	100.0%	$ 49,740,757

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2024.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Interest on these securities was subject to alternative minimum tax which represented 20.98% of the Fund’s net assets.
(d)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(e)	Current yield as of April 30, 2024.
Futures Contracts
As of April 30, 2024, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury Long Bonds	(50)	June 2024	$ (5,892,698)	$ (5,690,625)	$ 202,073

1.	As of April 30, 2024, cash in the amount of $195,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2024.

Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Portfolio of Investments April 30, 2024†^(Unaudited) (continued)
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
HUD—Housing and Urban Development
The following is a summary of the fair valuations according to the inputs used as of April 30, 2024, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 44,278,813	$ —	$ 44,278,813
Short-Term Municipal Notes	—	2,000,000	—	2,000,000
Total Municipal Bonds	—	46,278,813	—	46,278,813
Closed-End Funds	4,703,458	—	—	4,703,458
Short-Term Investment
Unaffiliated Investment Company	39,040	—	—	39,040
Total Investments in Securities	4,742,498	46,278,813	—	51,021,311
Other Financial Instruments
Futures Contracts (b)	202,073	—	—	202,073
Total Investments in Securities and Other Financial Instruments	$ 4,944,571	$ 46,278,813	$ —	$ 51,223,384

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Municipal Income Opportunities Fund

Statement of Assets and Liabilities as of April 30, 2024 (Unaudited)
Assets
Investment in securities, at value (identified cost $51,644,213)	$51,021,311
Cash collateral on deposit at broker for futures contracts	195,000
Receivables:
Investment securities sold	968,516
Dividends and interest	552,915
Variation margin on futures contracts	39,063
Manager (See Note 3)	17,615
Other assets	2,235
Total assets	52,796,655
Liabilities
Payables:
Investment securities purchased	2,986,459
Offering costs	42,310
Professional fees	19,726
Transfer agent (See Note 3)	3,574
Custodian	3,321
Shareholder communication	349
Trustees	123
NYLIFE Distributors (See Note 3)	36
Total liabilities	3,055,898
Net assets applicable to Common shares	$49,740,757
Net Assets Applicable to Common Shares Consist of
Common shares, $0.001 par value per share, unlimited number of shares authorized	$ 5,016
Additional paid-in-capital	50,150,015
50,155,031
Total distributable earnings (loss)	(414,274)
Net assets applicable to Common shares	$49,740,757
Class A1
Net assets applicable to outstanding Common shares	$ 24,859
Common shares of beneficial interest outstanding	2,507
Net asset value per Common share outstanding	$ 9.92
Maximum sales charge (3.00% of offering price)	0.31
Maximum offering price per Common share outstanding	$ 10.23
Class A2
Net assets applicable to outstanding Common shares	$ 24,858
Common shares of beneficial interest outstanding	2,507
Net asset value and offering price per Common share outstanding	$ 9.92
Class A3
Net assets applicable to outstanding Common shares	$ 24,852
Common shares of beneficial interest outstanding	2,506
Net asset value and offering price per Common share outstanding	$ 9.92
Class I
Net assets applicable to outstanding Common shares	$49,666,188
Common shares of beneficial interest outstanding	5,008,105
Net asset value and offering price per Common share outstanding	$ 9.92

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period March 25, 2024 (commencement of operations) through April 30, 2024 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 168,358
Dividends	27,396
Total income	195,754
Expenses
Manager (See Note 3)	36,721
Offering (See Note 2)	23,444
Organization (See Note 2)	21,699
Professional fees	19,726
Transfer agent (See Note 3)	3,574
Custodian	3,321
Shareholder communication	432
Trustees	123
Distribution/Service—Class A1 (See Note 3)	12
Distribution/Service—Class A2 (See Note 3)	12
Distribution/Service—Class A3 (See Note 3)	18
Miscellaneous	596
Total expenses before waiver/reimbursement	109,678
Expense waiver/reimbursement from Manager (See Note 3)	(58,227)
Net expenses	51,451
Net investment income (loss)	144,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	17,283
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(622,902)
Futures contracts	202,073
Net change in unrealized appreciation (depreciation)	(420,829)
Net realized and unrealized gain (loss)	(403,546)
Net increase (decrease) in net assets to Common shares resulting from operations	$(259,243)
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Municipal Income Opportunities Fund

Statements of Changes in Net Assets
for the period March 25, 2024 (commencement of operations) through  April 30, 2024 (Unaudited)
2024
Increase (Decrease) in Net Assets Applicable to Common Shares
Operations:
Net investment income (loss)	$ 144,303
Net realized gain (loss)	17,283
Net change in unrealized appreciation (depreciation)	(420,829)
Net increase (decrease) in net assets applicable to Common shares resulting from operations	(259,243)
Distributions to Common shareholders:
Class A1	(66)
Class A2	(66)
Class A3	(60)
Class I	(154,839)
Total distributions to Common shareholders	(155,031)
Capital share transactions (Common shares):
Net proceeds from sales of shares	50,000,000
Net proceeds issued to shareholders resulting from reinvestment of dividends	155,031
Increase (decrease) in net assets applicable to Common shares from capital share transactions	50,155,031
Net increase (decrease) in net assets applicable to Common shares	49,740,757
Net Assets Applicable to Common Shares
Beginning of period	—
End of period	$49,740,757
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios
March 25, 2024^ through April 30, 2024*
Class A1
Net asset value at beginning of period applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss)	(0.07)
Total from investment operations	(0.05)
Less distributions to Common shares:
From net investment income	(0.03)
Net asset value at end of period applicable to Common shares	$ 9.92
Total investment return on net asset value (b)	(0.54)%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	2.44%
Net expenses††	1.55%
Expenses (before waiver/reimbursement)††	2.74%
Portfolio turnover rate (c)	26%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 25

^	Commencement of Operations
*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

March 25, 2024^ through April 30, 2024*
Class A2
Net asset value at beginning of period applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss)	(0.07)
Total from investment operations	(0.05)
Less distributions to Common shares:
From net investment income	(0.03)
Net asset value at end of period applicable to Common shares	$ 9.92
Total investment return on net asset value (b)	(0.54)%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	2.44%
Net expenses††	1.55%
Expenses (before waiver/reimbursement)††	2.74%
Portfolio turnover rate (c)	26%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 25

^	Commencement of Operations
*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Municipal Income Opportunities Fund

Financial Highlights selected per share data and ratios
March 25, 2024^ through April 30, 2024*
Class A3
Net asset value at beginning of period applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.02
Net realized and unrealized gain (loss)	(0.08)
Total from investment operations	(0.06)
Less distributions to Common shares:
From net investment income	(0.02)
Net asset value at end of period applicable to Common shares	$ 9.92
Total investment return on net asset value (b)	(0.56)%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	2.19%
Net expenses††	1.80%
Expenses (before waiver/reimbursement)††	2.99%
Portfolio turnover rate (c)	26%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 25

^	Commencement of Operations
*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class A3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.

March 25, 2024^ through April 30, 2024*
Class I
Net asset value at beginning of applicable to Common shares	$ 10.00
Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss)	(0.08)
Total from investment operations	(0.05)
Less distributions to Common shares:
From net investment income	(0.03)
Net asset value at end of applicable to Common shares	$ 9.92
Total investment return on net asset value (b)	(0.49)%
Ratios (to average net assets of Common shareholders)/ Supplemental Data:
Net investment income (loss)††	2.95%
Net expenses††	1.05%
Expenses (before waiver/reimbursement)††	2.24%
Portfolio turnover rate (c)	26%
Net assets applicable to Common shareholders at end of period (in 000’s)	$ 49,666

^	Commencement of Operations
*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
MainStay MacKay Municipal Income Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on September 22, 2023, pursuant to the Declaration of Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a ”non-diversified”, closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an interval fund, as those terms are defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund currently has four separate classes of shares: Class I, Class A1, Class A2 and Class A3 shares. The Fund may offer additional classes of shares in the future pursuant to exemptive relief from the Securities and Exchange Commission (“SEC”).
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A1	Mar 25, 2024
Class A2	Mar 25, 2024
Class A3	Mar 25, 2024
Class I	Mar 25, 2024
Class I shares are offered at net asset value ("NAV") per share and has a minimum initial investment of $1,000,000 per account, except that the minimum investment amount may be modified for certain eligible investors. Class A1, A2 and A3 shares are offered at NAV. The minimum initial investment for Class A1, Class A2 and Class A3 shares is $15,000 per account, except that the minimum investment may be modified for certain financial firms that submit orders on behalf of their customers, the Trustees and certain employees and their extended family members of New York Life Investments and its affiliates. A contingent deferred sales charge of 1.00% may be imposed on certain repurchases of Class A1 shares made within 18 months of the date of purchase on shares purchased without an initial sales charge.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and to preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for

18	MainStay MacKay Municipal Income Opportunities Fund

the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2024, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period March 25, 2024 through April 30, 2024, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
In calculating NAV, each closed-end fund is valued at market value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Price information on closed-end funds is taken from the exchange where the security is primarily traded. In addition, because closed-end funds and exchange-traded funds trade on

Notes to Financial Statements (Unaudited) (continued)
a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity. These closed-end funds are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Common Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends daily and pay such dividends from net investment income at least monthly. The Fund also intends to declare and pay distributions from net realized capital gains, if any, at least annually. Dividends and distributions are determined in accordance with federal income tax regulations and may differ from determinations using GAAP. For information on the Fund’s dividend reinvestment plan, please see page 29.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E)  Expenses.   The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations. Certain expenses of the Fund are allocated in proportion to other funds within the MainStay Group of Funds.
Additionally, the Fund may invest in other funds, which are subject to management fees and other fees that may cause the costs of investing in other funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of other funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Offering and Organizational Expenses. Costs were incurred by the Fund in connection with the commencement of the Fund's operations. Organization expenses are estimated to be $132,000 of which $21,699 were expensed over the period ended April 30, 2024 and reflected in the Statement of Operations. Offering costs are estimated at $237,700 and are being amortized on a straight-line basis over 12 months. As of April 30, 2024, $23,444 of offering expenses have been expensed. The Fund will bear these expenses, subject to the expense limitation agreement described in Note 3. The investment advisory agreement will not provide for recoupment of waived expenses.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency,

20	MainStay MacKay Municipal Income Opportunities Fund

interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging  techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to current economic challenges. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately $74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the current economic environment and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. Following the outbreak of COVID-19, the federal government passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico. However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
As of October 31, 2023, Puerto Rico Electric Power Authority ("PREPA") has remained in Title III Bankruptcy for over 6 years. A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. On December 16, 2022, the Oversight Board filed a proposed plan of adjustment to restructure more than $10 billion of debt and other claims against PREPA. The plan of adjustment, amended in March, proposed to cut PREPA’s unsustainable debt to approximately $5.68 billion.
Bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s $8.3 billion of net revenue bonds resulting in a ruling in March that PREPA’s net revenue bonds are unsecured.
In June of 2023, a claims estimation hearing resulted in a ruling that PREPA’s now asserted unsecured net revenue bond claim was valued at approximately 2.383 billion, which is only 28.3% of the full prepetition claim asserted by net revenue bond holders.  Due to the lower claims estimation ruling, at the end of August 2023 the Oversight Board filed a new proposed plan of adjustment to reflect the March lien ruling and June estimation hearing with lower recovery amounts afforded to net revenue bond holders.  In conjunction with the new proposed plan of adjustment, a subset of the original litigating PREPA creditors entered into Planned Support Agreements (”PSAs”) supporting the new proposed plan of adjustment.
However, following the new proposed plan of adjustment, a significant amount of creditors not previously involved in the PREPA bankruptcy have

Notes to Financial Statements (Unaudited) (continued)
objected to the revised plan of adjustment, including the MainStay MacKay Municipal Bond Funds.
Objecting creditors are appealing several rulings, including the March net revenue bond lien ruling, the June net revenue bond claims estimation ruling, and the November disclosure statement approval ruling that provides for a plan with disparate recoveries for the same creditors.  Objecting creditors believe the PREPA bankruptcy plan of adjustment is unconfirmable and these rulings will be overturned on appeal, but there is no certainty that objecting creditors will be successful in appealing these rulings, or if overturned, these creditors will receive the relief sought.  The proposed PREPA August plan of adjustment provides 3.5% of cash recovery for objecting creditors to the plan as opposed to 12.5% of cash recovery for consenting creditors who have not previously settled.
Bankruptcy plan confirmation hearings were held in March of 2024 though at the end of May 2024 Judge Swain has not yet ruled on the confirmability of the plan.  Furthermore, as of the end of May 2024, the First Circuit has yet to rule on the appeal of the lien and recourse challenges brought by objecting creditors.  It is unclear what impact if any the 1st Circuit rulings will have on plan confirmation and/or whether any appellate rulings will occur prior to the approval of any plan confirmation by Judge Swain.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2024, the Fund's total Puerto Rico investments is 12.3% of total investments, with 12.5% of that amount insured.
(J) Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging  instruments.
Fair value of derivative instruments as of April 30, 2024:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$202,073	$202,073
Total Fair Value	$202,073	$202,073

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the period March 25, 2024 (commencement of operations) through April 30, 2024:
Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$202,073	$202,073
Total Net Change in Unrealized Appreciation (Depreciation)	$202,073	$202,073

Average Notional Amount	Total
Futures Contracts Short (a)	$(5,690,625)

(a)	Position was open one month during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to a Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of the Subadvisory Agreement ("Subadvisory Agreement") between

22	MainStay MacKay Municipal Income Opportunities Fund

New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of 0.75% of the “Managed Assets”. Managed Assets is defined as the Fund’s total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any Preferred shares issued).
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the Total Annual Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired(underlying) fund fees and expenses) do not exceed the following percentages of average daily net assets: Class I, 1.05%; Class A1, 1.55% Class A2, 1.55% and Class A3, 1.80%. This agreement will remain in effect until February 28, 2026, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the next term or upon approval of the Board.
During the period March 25, 2024 (commencement of operations) through April 30, 2024, New York Life Investments earned fees from the Fund in the amount of $36,721 and waived fees and/or reimbursed expenses in the amount of $58,227 and did not pay the Subadvisor any fees.
JPMorgan Chase Bank,  N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative  operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Fund and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Fund, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A1 and Class A2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and A2 Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A1 and Class A2 shares, for a total 12b-1 fee of 0.50%.
Pursuant to the Class A3 Plan, Class A3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets of the Class A3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class A3 shares, for a total 12b-1 fee of 0.75%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges. The Fund was also advised that the Distributor retained CDSCs on repurchases of Class A1 shares during the period March 25, 2024 (commencement of operations) through April 30, 2024, of $0.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  Ultimus Fund Solutions, LLC (“Ultimus”), 4221 N 203rd St, Suite 100, Elkhorn, NE, 68022, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between the Fund and Ultimus. During the period March 25, 2024 (commencement of operations) through April 30, 2024, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A1	$ 2	$—
Class A2	2	—
Class A3	2	—
Class I	3,568	—
Note 4-Federal Income Tax
As of April 30, 2024, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$51,644,213	$122,866	$(745,768)	$(622,902)
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.

Notes to Financial Statements (Unaudited) (continued)
Note 6–Purchases and Sales of Securities (in 000’s)
During the period March 25, 2024 (commencement of operations) through April 30, 2024, purchases and sales of securities, other than short-term securities, were $62,258 and $12,020, respectively.
Note 7–Capital Share Transactions
Transactions in capital shares for the period March 25, 2024 (commencement of operations) through April 30, 2024, were as follows:
Class A1	Shares	Amount
Period March 25, 2024 (commencement of operations) through April 30, 2024:
Common shares sold	2,500	$ 25,000
Common shares issued to shareholders in reinvestment of distributions	7	66
Net increase (decrease)	2,507	$ 25,066

Class A2	Shares	Amount
Period March 25, 2024 (commencement of operations) through April 30, 2024:
Common shares sold	2,500	$ 25,000
Common shares issued to shareholders in reinvestment of distributions	7	66
Net increase (decrease)	2,507	$ 25,066

Class A3	Shares	Amount
Period March 25, 2024 (commencement of operations) through April 30, 2024:
Common shares sold	2,500	$ 25,000
Common shares issued to shareholders in reinvestment of distributions	6	60
Net increase (decrease)	2,506	$ 25,060

Class I	Shares	Amount
Period March 25, 2024 (commencement of operations) through April 30, 2024:
Common shares sold	4,992,500	$49,925,000
Common shares issued to shareholders in reinvestment of distributions	15,605	154,839
Net increase (decrease)	5,008,105	$50,079,839
Note 8–Other Matters
As of the date of this report, the Fund faces a heightened level of risk associated with current uncertainty, volatility and state of economies, financial markets, a high interest rate environment, and labor and health conditions around the world. Events such as war, acts of terrorism, recessions, rapid inflation, the imposition of economic sanctions, earthquakes, hurricanes, epidemics and pandemics and other unforeseen natural or human disasters may have broad adverse social, political and economic effects on the global economy, which could negatively impact the value of the Fund's investments. Developments that disrupt global economies and financial markets may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the period March 25, 2024 through April 30, 2024, events and transactions subsequent to April 30, 2024, through the date the financial statements were issued, have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay MacKay Municipal Income Opportunities Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited)
The Management Agreement with respect to the MainStay MacKay Municipal Income Opportunities Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) must be approved initially and, following an initial term of up to two years, each is subject to annual review and approval by the Board of Trustees of the Fund (“Board”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its March 4, 2024 meeting, the Board, including the Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustees”), approved each of the Advisory Agreements for an initial two-year period.
In reaching the decision to approve each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with a contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee between September 2023 and March 2024, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. The Board also considered information and materials furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and MacKay that follow investment strategies similar to those proposed for the Fund and, when applicable, the rationale for differences in the Fund’s proposed management and subadvisory fees and the fees charged to such other investment advisory clients.  In addition, the Board considered information previously provided to the Board in connection with its review of the management and subadvisory agreements for other funds in the MainStay Group of Funds, including those subadvised by MacKay, as deemed relevant to each Trustee.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board took into account information provided in advance of and during its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of each of the Advisory Agreements and investment performance reports on other funds in the MainStay Group of Funds prepared by the Investment Consulting Group of New York Life Investments as well as presentations from New York Life Investments and MacKay personnel, including certain members of the proposed portfolio management team.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to other funds in the MainStay Group of Funds by New York Life Investments, as deemed relevant and appropriate by the Trustees.  The Board also considered information regarding the Fund’s proposed distribution arrangements and information previously provided to the Board in connection with its review of the distribution arrangements for other funds in the MainStay Group of Funds, as deemed relevant and appropriate by the Trustees.
In considering the approval of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the proposed portfolio managers of the Fund and the historical investment performance of other investment advisory clients managed by such portfolio managers with investment strategies similar to those proposed for the Fund; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which any economies of scale may be realized if the Fund grows and the extent to which any economies of scale may be shared or benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s proposed management and subadvisory fees and estimated total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s anticipated fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s proposed management fee and estimated total ordinary operating expenses as compared to the peer funds identified by Institutional Shareholder Services Inc. (“ISS”).  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in proposing to sponsor and manage the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
Board’s consideration of the management agreements and the subadvisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, would have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve each of the Advisory Agreements during the Board’s March 4, 2024 meeting are summarized in more detail below.
Nature, Extent and Quality of Services to be Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments proposed to provide to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as a manager of mutual funds, including closed-end funds, and considered that the Fund would operate in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services proposed to be provided pursuant to this structure, including overseeing the services to be provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board also noted that the services proposed to be provided to the Fund as a closed-end interval fund may differ from the services provided to open-end funds and other investment advisory clients, such as compliance services provided in connection with the Fund’s anticipated use of leverage and the periodic repurchase offers made to Fund shareholders.  The Board considered the experience of senior personnel at New York Life Investments proposed to provide management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments would devote significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments would provide to the Fund under the terms of the proposed Management Agreement, including: (i) fund accounting and ongoing supervisory services to be provided by New York Life Investments’ Fund
Administration and Accounting Group; (ii) investment supervisory and analytical services to be provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services to be provided by the Fund’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services to be provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis to be provided by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, that may benefit the MainStay Group of Funds and noted that New York Life Investments is responsible for compensating the Fund’s officers, except for a portion of the salary of the Fund’s Chief Compliance Officer.  The Board recognized that New York Life Investments would provide certain other non-advisory services to the Fund and has over time provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments.
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay proposed to provide to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the MainStay Group of Funds and advising other portfolios, including other investment advisory clients with investment strategies similar to those proposed for the Fund, and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and/or administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Fund’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources that may benefit the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s proposed portfolio managers, including with respect to investment strategies similar to those proposed for the Fund, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding their respective business continuity and disaster recovery plans.
Based on these considerations, among others, the Board concluded that the Fund would likely benefit from the nature, extent and quality of these services.

26	MainStay MacKay Municipal Income Opportunities Fund

Investment Performance
In connection with the Board’s consideration of each of the Advisory Agreements, the Board noted that the Fund had no investment performance track record because the Fund had not yet commenced investment operations, and the relevance of performance was considered by the Trustees in that context. The Board discussed with New York Life Investments and MacKay the Fund’s proposed investment process, strategies and risks. Additionally, the Board considered the historical performance of other investment advisory clients with investment strategies similar to those proposed for the Fund.
Costs of the Services to be Provided, and Profits and Other Benefits to be Realized, by New York Life Investments and MacKay
The Board considered the anticipated costs of the services to be provided by New York Life Investments and MacKay under each of the Advisory Agreements. The Board also considered the expected profitability of New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as of New York Life Investments and its affiliates due to their relationships with the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee would be paid directly by New York Life Investments, not the Fund, the Board considered the anticipated costs and profitability for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the anticipated costs of the services to be provided by New York Life Investments and MacKay and the expected profits to be realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources that may support and further enhance the anticipated management of the Fund, and that New York Life Investments would be responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to be able to provide high-quality services to the Fund.  The Board recognized that the Fund would benefit from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds were reasonable.  The Board recognized the difficulty in calculating and evaluating a manager’s expected profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the potential benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that would serve as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services to be provided to the Fund.
The Board observed that, in addition to fees to be earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates would also earn revenues from serving the Fund in various other capacities, including as the Fund’s distributor. The Board considered information about these other revenues and their impact on the anticipated profitability of the relationship with the Fund to New York Life Investments and its affiliates, which was furnished to the Board as part of the annual contract renewal process for other funds in the MainStay Group of Funds.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits expected to be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fees to be paid under each of the Advisory Agreements and the Fund’s estimated total ordinary operating expenses.  With respect to the management fee and subadvisory fee, the Board primarily considered the reasonableness of the management fee to be paid by the Fund to New York Life Investments because the subadvisory fee to be paid to MacKay would be paid by New

Board Consideration and Approval of Management Agreement and Subadvisory Agreement (Unaudited) (continued)
York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.
In assessing the reasonableness of the Fund’s proposed fees and estimated expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by other investment advisers to similar closed-end interval funds.  The Board reviewed the group of peer funds constructed by ISS for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other funds subadvised by MacKay that follow investment strategies similar to those proposed for the Fund.  The Board considered the contractual management fee schedule for the Fund as compared to those for such other investment advisory clients, taking into account the rationale for differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered that New York Life Investments was not proposing any contractual breakpoints and took into account the potential impact of voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board noted that most closed-end funds do not have contractual breakpoints.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board also considered that, unlike with respect to the open-end funds in the MainStay Group of Funds, the management fee for the Fund would be based on the “managed assets” of the Fund, which would include assets attributable to the Fund’s use of leverage.  The Board acknowledged that New York Life Investments and MacKay would have the ability to increase the amount of the Fund’s managed assets through the use of leverage, which would create a conflict of interest.  In assessing the reasonableness of the proposed management fee and the methodology for its calculation, the Board took into account, among other factors, representations from New York Life Investments and MacKay that they would provide services of the same nature, extent and quality with respect to assets of the Fund that are created through effective leverage as they would with respect to other assets of the Fund.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s proposed management fee and estimated total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether the Fund’s proposed management fee and expense structure would permit any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from
New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s management fee and expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board voted to approve each of the Advisory Agreements.

28	MainStay MacKay Municipal Income Opportunities Fund

Dividend Reinvestment Plan (Unaudited)
The Fund’s Dividend Reinvestment Plan (the “Plan”) will be an “opt out” dividend reinvestment plan. Common Shareholders will automatically be enrolled and entitled to participate in the Plan. As a result, if the Fund declares a distribution, a Common Shareholder’s cash distribution will be automatically reinvested in additional common shares unless the registered holder specifically “optsout” of the Plan so as to receive cash distributions.

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
30	MainStay MacKay Municipal Income Opportunities Fund

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Manager
New York Life Investment Management LLC
New York, New York
Subadvisor
MacKay Shields LLC1
New York, New York
Legal Counsel
Dechert LLP
Independent Registered Public Accounting Firm
KPMG LLP
Transfer, Dividend Disbursing and Shareholder Servicing Agent
Ultimus Fund Solutions, LLC
4221 N 203rd St, Suite 100
Elkhorn, NE 68022
833-401-8899
newyorklifeinvestments.com
1. An affiliate of New York Life Investment Management LLC.
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
6641875 MS081-24	MSMMIO10-06/24
(NYLIM) NL554

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)  Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY MACKAY MUNICIPAL INCOME OPPORTUNITIES FUND

By: /s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 5, 2024

By: /s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	July 5, 2024